GARTMORE MUTUAL FUNDS

                         Gartmore Millennium Growth Fund
                        Gartmore Value Opportunities Fund
                          Gartmore High Yield Bond Fund


                  Prospectus Supplement dated November 6, 2002
                      to Prospectus dated January 25, 2002


Effective November 6, 2002, the disclosure with respect to the average annual returns for the Gartmore High Yield Bond Fund in the "Performance" section on page 13 of the above noted Prospectus is revised to include the following information with respect to the Fund's new index benchmark, the Salomon Smith Barney U.S. High-Yield Market Index:



Average Annual Returns - as of 12/31/01  1 year   Since Inception*
Salomon Smith Barney U.S. High-Yield
Market Index6 . . . . . . . . . . . . .    5.44%              3.20%


-----------
*    The  Fund  began  operations  on  December  29,  1999.
6 The Salomon Smith Barney U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. The Fund is changing the index to which it is compared from the CS First Boston Global High Yield Corporate Bond Index to the Salomon Smith Barney U.S. High-Yield Market Index because this index more accurately reflects trends in the high-yield debt marketplace. Unlike mutual fund returns, the Salomon Smith Barney U.S. High-Yield Market Index does not include expenses. If expenses were deducted, the actual returns of the index would be lower.



The disclosure with respect to the portfolio managers for the Gartmore High Yield Bond Fund in the "Management" section on page 19 of the above noted Prospectus is deleted and replaced with the following:

PORTFOLIO  MANAGER  -  GARTMORE  HIGH  YIELD  BOND  FUND

Effective October 18, 2002, Karen Bater is the portfolio manager of the Fund. As portfolio manager, Ms. Bater is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Ms. Bater joined GMF in May 2000, and began co-managing the Fund in January 2001. Prior to joining GMF, Ms. Bater was the senior portfolio manager for Enhanced Yield Products (1986-2000) and a portfolio manager for Vestaur Securities (1998-2000) at First Union Bank N.A.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.